                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 24, 2003


                            LAKES ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


         MINNESOTA                       0-24993                 41-1913991
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)


     130 CHESHIRE LANE, MINNETONKA, MINNESOTA                     55305
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (952) 449-9092


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         The Press Release dated January 24, 2003, issued by the Registrant has been filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press Release dated January 24, 2003.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           LAKES ENTERTAINMENT, INC.
                                           (Registrant)



Date: January 27, 2003                     By: /s/Timothy J. Cope
                                               ---------------------------------
                                               Name:  Timothy J. Cope
                                               Title: Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
-----------                -----------
  99.1          Press Release dated January 24, 2003.










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